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                                                                   EXHIBIT 10.2






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                      THE COMBINED MASTER RETIREMENT TRUST

                       As Restated Effective July 1, 1995


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

                                                THE COMBINED MASTER RETIREMENT TRUST
                                                ------------------------------------

                                                 As Restated Effective July 1, 1995

                                                         Table of Contents
                                                         -----------------

ARTICLE                                                                                                        PAGE
-------                                                                                                        ----

1        Introduction                                                                                             1
         1.1      The Trust and Plans, Terms....................................................................  1
         1.2      Fiduciary Responsibilities......................................................................2

2        Management of the Trust Fund                                                                             2
         2.1      The Trust Fund................................................................................  2
         2.2      Plan Administrator............................................................................  2
         2.3      Trustee's Powers and Duties...................................................................  2
         2.4      Custodians....................................................................................  6
         2.5      Collective Investment Trusts................................................................... 7
         2.6      Plan Accounts.................................................................................. 7
         2.7      Single Fund.................................................................................... 7

3        The Trust Investment Committee                                                                           8
         3.1      The Trust Investment Committee................................................................. 8
         3.2      Trust Committee's Powers and Duties............................................................ 8
         3.3      Manner of Action of Trust Committee............................................................ 9
         3.4      Resignation or Removal of Trust Committee Member............................................... 9

4        Investment Funds, Investment Managers and Custodians                                                     9
         4.1      Investment Funds............................................................................... 9
         4.2      Investment Managers........................................................................... 10
         4.3      Investment Manager Custodians................................................................. 11

5        Participating Plans and Trusts, Trust Accounting                                                        11
         5.1      Eligible Plans and Trusts..................................................................... 11
         5.2      Participating Plans and Trusts................................................................ 11
         5.3      Trust Valuations.............................................................................. 12
         5.4      Unit or Other Accounting Basis................................................................ 12

6        General Provisions                                                                                      13
         6.1      Qualification of the Plans and Trust.......................................................... 13
         6.2      Restrictions on Reversion..................................................................... 13
         6.3      Nonalienation of Plan Benefits................................................................ 13
         6.4      Litigation.................................................................................... 13
         6.5      Trustee's Action Conclusive................................................................... 14
         6.6      Liabilities Mutually Exclusive................................................................ 14
         6.7      Indemnification............................................................................... 14
         6.8      Compensation and Expenses..................................................................... 15

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

         6.9      Action by the Employers....................................................................... 15
         6.10     Warranty...................................................................................... 15
         6.11     Evidence...................................................................................... 15
         6.12     Waiver of Notice.............................................................................. 15
         6.13     Counterparts.................................................................................. 15
         6.14     Gender and Number............................................................................. 15
         6.15     Successors.................................................................................... 16
         6.16     Severability.................................................................................. 16
         6.17     Statutory References.......................................................................... 16
         6.18     Applicable Law................................................................................ 16
         6.19     Provisions to Comply with Revenue Ruling 81-100............................................... 16

7        Resignation or Removal of Trustee                                                                       16
         7.1      Resignation or Removal of Trustee............................................................. 16
         7.2      Successor Trustee............................................................................. 16
         7.3      Duties of Retiring and Successor Trustees..................................................... 17

8        Amendment and Termination                                                                               17
         8.1      Amendment..................................................................................... 17
         8.2      Termination................................................................................... 17


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                      THE COMBINED MASTER RETIREMENT TRUST



          THIS AGREEMENT, by and between Valhi, Inc. (the "company") and Harold
C. Simmons and his successor or successors and assigns in the trust hereby evidenced, as trustee (the "trustee"), is effective as of July 1, 1995 and is an amendment and restatement of such trust as originally established December 1, 1987 and as subsequently amended;

                                WITNESSETH THAT:

          WHEREAS, the company, the other members of the controlled group of corporations (as described in Section 414(b) of the Internal Revenue Code of 1986 (the "Code")) of which the company is a member and such other related companies as are designated by the company (all such corporations are referred to herein collectively as the "employers" and individually as an "employer") maintain, and hereafter may establish, adopt, or assume, various pension, profit sharing, savings and other retirement plans which meet the requirements of "qualified plans" under Section 401(a) of the Code, which qualified plans are or may be funded through various separate trust funds or may be funded directly through the trust fund established hereunder; and

          WHEREAS, it now is considered desirable and in the best interests of the employers, their employees who are or who in the future may be covered by such qualified plans and their beneficiaries that provision be made for the collective investment of part or all of the assets of the qualified plans and any separate trusts related to such qualified plans through this restated trust, and this agreement is designed for that purpose;

          NOW, THEREFORE, IT IS AGREED, in consideration of the mutual undertakings of the parties hereto, the trust be and hereby is amended and restated in the form of this agreement, as follows:

                                    ARTICLE 1

                                  Introduction

          1.1 The Trust and Plans, Terms. This trust may be referred to as "The Combined Master Retirement Trust." Unless the context indicates otherwise, the terms "trust," "agreement," "herein," "hereunder" and similar terms mean this agreement and the trust hereby evidenced. The qualified plans participating in this trust from time to time are referred to herein

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collectively as the "plans" and individually as a "plan". A plan which participates directly in this trust without the use of an intermediary trust is sometimes referred to herein as a "participating plan" and an intermediary trust which participates in this trust for the purpose of implementing a plan is sometimes referred to herein as a "participating trust". This trust has been created and organized in the United States and will be maintained at all times as a domestic trust in the United States pursuant to Revenue Ruling 81-100.

          1.2 Fiduciary Responsibilities. All fiduciaries with respect to the trust (including the employers, the trustee, the trust investment committee, the plan administrator of each participating plan and any investment managers and custodians appointed hereunder) shall discharge their duties with respect to the trust solely in the interests of participants and beneficiaries of the plans and for the exclusive purpose of providing benefits under the plans and defraying reasonable expenses of administration of the plans and this trust, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                                    ARTICLE 2

                          Management of the Trust Fund


          2.1 The Trust Fund. Unless the context indicates otherwise, the term "trust fund" as of any date means all property then held under this agreement by the trustee, any custodian or any insurance company.

          2.2 Plan Administrator. The "plan administrator" with respect to each plan is the person or committee appointed by the sponsor of that plan or, if no such person or committee has been appointed, the plan sponsor. In addition to the powers, rights, duties and responsibilities specifically granted to or imposed on a plan administrator under a plan or elsewhere in this trust, the plan administrator of a participating plan shall have the responsibility for directing the distribution of benefits of that plan. The distribution of benefits under a plan which participates herein through the use of a participating trust shall be made from such participating trust. The trust committee described in section 3.1 shall certify to the trustee the person or persons appointed as the plan administrator with respect to each plan and the trustee may rely on the last such certificate received by the trustee.

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          2.3  Trustee's Powers and Duties. Except to the extent to which authority with respect to the management of the trust fund has been allocated to others in accordance with this agreement, the trustee shall have exclusive authority and discretion to manage and control the trust fund. (In this regard, the authority to direct distributions and transfers of plan benefits under a plan has been allocated to the plan administrator of that plan, the authority to direct investments may be allocated to one or more investment managers pursuant to section 4.2, the authority to hold assets of the trust fund may be allocated to one or more custodians or insurance companies pursuant to section 4.3 or this section 2.3 and certain authorities with respect to the establishment of investment funds, the transfer of assets between investment funds and the appointment of investment managers and custodians have been allocated to the trust committee pursuant to Article 3). Except as otherwise provided by law, the trustee shall not be responsible for the investment of any assets of the trust fund which are subject to management by an investment manager or for seeing that the requirement of proper diversification of such assets or the total trust fund has been met, and the trustee need not take into account the investment of any assets of the trust fund which are subject to management by an investment manager in meeting the trustee's responsibilities with respect to the assets of the trust fund which are not subject to management by an investment manager. The trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this agreement or by law:

               (a)(1) To invest and  reinvest  part or all of the
          trust fund in any real or personal property (including any stocks, mutual fund shares, partnership interests, venture capital investments, bonds, debentures, notes, commercial paper, treasury bills, options (including call options and put options, whether or not covered or listed on a recognized trading exchange), warrants, futures (including financial futures, stock index futures and commodity futures, whether or not covered or listed on a recognized trading exchange), short selling of any securities, commodities, metals, gems, collectibles, any common, commingled or collective trust funds or pooled investment funds described in section 2.5, any deposit accounts or funds maintained by a legal reserve life insurance company in accordance with an agreement between the trustee and such insurance company or a group annuity contract issued by such insurance company to the trustee as contractholder, any interest-bearing deposits held by any bank or similar financial institution, any qualifying employer real property or qualifying employer securities, as defined in Sections 407(d)(4) and (5), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other real or personal property, and to use in the trustee's discretion margin accounts with respect to any of the foregoing investments).

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               (a)(2)  Notwithstanding  section 2.3(a)(1),  in no
          event shall the trustee (i) invest more than 25% of the total trust fund in the securities of a single entity, except securities guaranteed by the full faith and credit of the U.S. Government (referred to herein as the "25% Limitation"), or (ii) acquire or purchase an
          equity   interest  in  a  company  unless  the  trustee
          determines in good faith that no Related Entity (as defined in section 2.3(a)(5)) of Harold C. Simmons has any material equity interest in such company (referred to herein as the "Coinvestment Limitation"). Nothing in this section 2.3(a)(2) shall require the divestiture by the trust of any securities of a single entity the value of which, due to appreciation or depreciation in value after the date of purchase of any investment (including the securities of such single entity) held by the trust, constitutes more than 25% of the total trust fund. Further, where securities are held pursuant to one or more acquisitions, purchases or investments which meet the 25% Limitation and the Coinvestment Limitation and a transaction occurs with the issuer of such securities or a controlled affiliate of such issuer pursuant to which such securities are redeemed or exchanged for other securities or other assets of such issuer or a controlled affiliate, such transaction shall be considered to meet the 25% Limitation and Coinvestment Limitation and the requirements of section 2.3(a)(3) below, and shall not require a divestiture of any such other securities or assets under said section 2.3(a)(3) or any other provision hereof. For purposes
          of   making   the   determination   required   by   the
          Coinvestment   Limitation,    good   faith   shall   be
          conclusively presumed and an equity investment in a company shall be permitted (i) if no Related Entity holds, acquires or purchases any voting securities of such company, or (ii) if the trust and all Related Entities (x) do not hold, acquire, or purchase, in the aggregate, more than five percent of the outstanding voting securities of such company and (y) do not request or accept representation on such company's board of directors.

               (a)(3) Nothing in this section 2.3(a) or under the powers, rights and duties granted the trust committee in section 3.2 shall require the divestiture by the trust of any securities issued by a company if, after the date that the trustee determines further investment in the securities of such company is impermissible because of the 25% Limitation (the "Determination Date"), Related Entities acquire or purchase outstanding voting securities of such company so long as (i) the Related Entities, in the aggregate, do not hold more than 10% of the outstanding voting securities of such company; (ii) the trust and all Related Entities do not request or accept representation on such company's board of directors; and (iii) after the Determination Date, the trust does not acquire or purchase any additional outstanding voting securities of such company unless such acquisition or purchase can be made consistent with both the 25% Limitation and the Coinvestment Limitation stated in subparagraph (a)(2) above.

               (a)(4) Nothing in this section 2.3(a) or under the powers, rights and duties granted the trust committee in section 3.2 shall require the divestiture by the trust of any equity investment held by any participating trust as of December 1, 1987 and contributed to the trust, and, notwithstanding anything

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          in section  2.3(a) to the contrary or under the powers,
          rights  and  duties  granted  the  trust  committee  in
          section 3.2,  the trustee  shall be entitled to make on
          behalf  of  the  trust  all  decisions   affecting  the
          interest of the trust as a holder of such equity investment, including, but not limited to, the exercise of any and all preemptive, subscription or stock purchase rights which the trust may at any time acquire as a result of holding such equity investment.

               (a)(5) For purposes of this paragraph (a), a "Related Entity" means Harold C. Simmons and each entity, other than this trust, that directly or indirectly through one or more intermediaries, could be deemed to be controlled by Harold C. Simmons.

               (b) To retain in cash such amounts as the trustee considers advisable and as are permitted by applicable law and to deposit any cash so retained in any depository (including any bank acting as trustee) which the trustee may select.

               (c) To manage, sell, insure and otherwise deal with all real and personal property held by the trustee on such terms and conditions as the trustee shall decide.

               (d) To vote stock and other voting securities personally or by proxy (and to delegate the trustee's powers and discretions with respect to such stock or other voting securities to such proxy), to exercise subscription, conversion and other rights and options (and make payments from the trust fund in connection therewith), to take any action and to abstain from taking any action with respect to any reorganization, consolidation, merger, dissolution, recapitalization, refinancing and any other plan or change affecting any property constituting a part of the trust fund (and in connection therewith to delegate the trustee's discretionary powers and pay assessments, subscriptions and other charges from the trust fund), to hold or register any property from time to time in the trustee's name or in the name of a nominee or to hold it unregistered or in such form that title shall pass by delivery (provided that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the trust fund shall not be maintained outside the jurisdiction of the district courts of the United States) and to borrow from anyone (to the extent permitted by law) such amounts from time to time as the trustee considers desirable to carry out this trust (and to mortgage or pledge all or part of the trust fund as security).

               (e)  To  tender  and  vote   qualifying   employer
          securities held as a part of the trust fund as the trust committee directs.

               (f) When directed by an investment manager the trustee shall acquire, retain or dispose of such investments as the investment manager directs, when directed by the trust committee the trustee shall (i) establish investment funds and transfer assets between investment funds (and to

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          a  custodian)  as the  trust  committee  directs,  (ii)
          invest assets in a deposit account or fund or group annuity contract maintained or issued by a legal reserve life insurance company (and apply for or execute any necessary contract or agreement) as the trust committee directs, (iii) acquire, retain or
          dispose  of   qualifying   employer  real  property  or
          qualifying  employer  securities as the trust committee
          directs,   and  (iv)   effect   withdrawals   from  the
          investment   funds  and   distribute  the  proceeds  to
          participating    trusts   or   other   trusts   funding
          participating plans as the trust committee directs, and when advised or directed by an independent fiduciary appointed with respect to part or all of the trust fund, the trustee may follow the advice or direction of such appointed independent fiduciary.

               (g) When directed by the plan administrator of a participating plan (i) to make payments from the trust fund without inquiring as to whether a recipient is entitled thereto (and the trustee shall not be liable for any such payment made in good faith), (ii) to transfer a participant's benefits in accordance with the provisions of the plan for his benefit to any other trust or other funding entity which forms a part of another pension, profit sharing, savings or other retirement plan which meets the requirements of a "qualified plan" under section 401(a) of the Code, and
          (iii) to receive and hold for any participant or any employee of the employers any qualifying rollover contribution to the plan permitted under the plan and any funds or property transferred in accordance with the provisions of the plan to the trustee from any other trust or other funding entity which forms a part of another pension, profit sharing, savings or other retirement plan which meets the requirements of a "qualified plan" under section 401(a) of the Code.

               (h) To waive, modify, reduce, compromise, release,
          contest, arbitrate, settle or extend the time of payment of any claim or demand of any nature in favor of or against the trustee or all or any part of the trust fund, to retain any disputed property until an appropriate final adjudication or release is obtained, and to maintain in the trustee's discretion any litigation the trustee considers necessary in connection with the plans or the trust fund.

               (i) To withhold, if the trustee considers it advisable, all or any part of any payment required to be made hereunder as may be necessary and proper to protect the trustee or the trust fund against any liability or claim on account of any estate, inheritance, income or other tax or assessment attributable to any benefit payable under a plan, and to discharge any such liability with any part or all of such payment so withheld provided that at least ten days prior to discharging any such liability with any amount so withheld the trustee shall notify the plan administrator and the trust committee in writing of the trustee's intent to do so.

               (j) To maintain records reflecting all receipts and payments under this agreement and such other records as the trust committee may specify, which records may be audited from time to time by the trust committee or anyone named by the trust committee.

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

               (k) To report to the trust committee as of each valuation date (as described in section 5.3) and at such other times as the trust committee may request the then net worth of each investment fund (that is, the fair market value of all assets of each investment fund, less liabilities known to the trustee, other than liabilities to persons entitled to benefits under the plans) on the basis of such data and information as the trustee considers reliable.

               (l) To furnish periodic accounts to the trust committee for such periods as the trust committee may specify showing all investments, receipts, disbursements and other transactions involving the trust during the accounting period, and also showing the assets of each investment fund and the trust fund held at the end of that period (which account shall be conclusive on all persons to the extent permitted by law, except as to any act or transaction as to which the trust committee files with the trustee written exceptions or objections within 180 days after receipt of the account).

               (m) To  furnish  the  trust  committee  with  such
          information   in  the   trustee's   possession  as  the
          employers may need for tax or other purposes.

               (n) To employ accountants, advisors, agents, counsel, consultants, custodians, depositories, experts and other persons, to delegate discretionary powers to such persons and to reasonably rely upon the information and advice furnished by such persons; provided that each such delegation and the acceptance thereof by each such persons shall be in writing; and provided further that the trustee may not delegate the trustee's responsibilities (other than custodial responsibilities) for the management or control of the assets of the trust fund. The trustee's power to appoint custodians pursuant to section 2.4 is in addition to the power of the trust committee under section 4.3 to designate certain custodians which serve also as investment managers.

               (o) To perform all other acts which in the trustee's judgment are appropriate for the proper management, investment and distribution of the trust fund.

          2.4 Custodians. In addition to the appointment powers of the trust committee in section 4.3 with respect to investment managers also serving as custodians, the trustee may designate brokerage firms, banks or other appropriate financial or investment entities to serve solely as "custodian" of assets forming a part of the trust fund. In such event the trustee shall enter into such custodial agreements as it considers appropriate and shall transfer such assets of the trust fund for which the trustee has custodial responsibility as the trustee considers desirable to the custodian, and the custodian shall have custodial responsibility for the holding and administration of such assets, as agent of the trustee, until its employment as a custodian is terminated, at which

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

time the custodian shall return the assets to the trustee. Upon the trustee's written consent, a custodian shall have the power to delegate its custodial responsibility with respect to all or a part of the assets it holds in custody by the appointment of a subcustodian.

          2.5 Collective Investment Trusts. Subsection 2.3(a) permits the trustee or any investment manager to invest any part or all of the trust assets for which the trustee or investment manager has investment responsibility in any common, collective or commingled trust fund or pooled investment fund which is qualified under section 401(a) and entitled to tax exemption under section 501(a) of the Code and which is maintained by a bank or trust company (including a bank or trust company acting as trustee). Accordingly, the trustee or any investment manager may invest in any such fund, provided that any investment of the assets of an investment fund shall comply with the investment requirements of that investment fund. To the extent that any trust assets are invested in any such fund, the provisions of the documents under which such common, collective or commingled trust fund or pooled investment fund are maintained shall govern any investment therein and such provisions, as amended from time to time, are hereby incorporated herein and made a part of this agreement.

          2.6 Plan Accounts. A separate account (a "plan account") shall be established and maintained in the name of each participating plan and participating trust to reflect the portion of the trust fund attributable to that participating plan or participating trust. As of each December 31, and at such other times as the trust committee shall direct, each plan account shall be appropriately adjusted, in accordance with such rules as may be established by the trust committee, to reflect any contributions and disbursements made under a plan during the accounting period ending on that date and the plan's share of income, losses, appreciation and depreciation of the trust fund during that accounting period and such other items as the trust committee may determine. To the extent investment funds are established as a part of the trust fund, each plan account shall reflect the portion of each investment fund attributable to a participating plan or participating trust as provided in section 5.4.

          2.7 Single Fund. Unless and only to the extent otherwise directed by the trust committee, all assets of the trust fund and of each investment fund, and the income thereon, shall be held and invested as a single fund for the purpose of providing benefits under the plans as they apply to the employers and their respective employees, and the trustee shall not be required to make any separate investment of the trust fund or an investment fund for the account of any single plan. If for any purpose it becomes necessary as of any date to determine the portion of the trust

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

fund or any investment fund allocable to any single plan or to any particular group of employees or former employees of any employer covered by a plan, such portion of the trust fund or investment fund shall be determined by the trust committee. In making such determination, the trust committee shall take into consideration the separate plan accounts maintained to reflect the assets of each plan and such other factors as the trust committee considers appropriate, and may obtain the advice and assistance of an actuary selected by the trust committee for this purpose. Any such determination by the trust committee shall be conclusive upon the employers, employees and former employees of the employers and all other persons. The trustee shall have no duty or responsibility to question any determination or direction by the trust committee under this section.

                                    ARTICLE 3

                         The Trust Investment Committee


          3.1  The Trust Investment Committee. The responsibilities described in section 3.2 regarding the investment of the assets of this trust are the responsibilities of the trust investment committee (the "trust committee") consisting of one or more persons appointed by the company for this purpose. Harold C. Simmons will be the sole initial member of the trust committee. The company will certify to the trustee from time to time the persons appointed as members of the trust committee and the persons who are selected as chairman and secretary, respectively, of the trust committee, and the trustee may rely on the latest certificate received by the trustee. With respect to any direction of the trust committee, the trustee may rely on an instrument signed by a majority of the trust committee members or by the chairman or secretary of the trust committee.

          3.2 Trust Committee's Powers and Duties. In addition to the powers, rights and duties granted to or imposed on the trust committee elsewhere in this agreement or by law, the trust committee shall have the following powers, rights and duties with respect to the trust fund:

               (a) To appoint and remove investment  managers and
          custodians   pursuant   to   sections   4.2  and   4.3,
          respectively.

               (b) From time to time to direct the trustee to establish investment funds and transfer assets between investment funds, to transfer assets of an investment fund held by the trustee to a custodian, or to invest assets in a deposit account or fund or group annuity contract maintained or issued by a legal reserve life insurance company (and to apply for or execute any necessary contract or agreement: provided that any such contract or agreement must meet the requirements of a guaranteed benefit policy as defined in Section 401(b)(2)(B) of ERISA).

               (c) From time to time to direct the trustee to acquire, retain or dispose of qualifying employer real property or qualifying employer securities (subject to the applicable limitation of Section 407 of ERISA) and to tender and vote qualifying employer securities as the trust committee directs.

               (d) To establish and review from time to time an appropriate investment policy and investment guidelines regarding the investment of the trust fund and to report from time to time to the employers regarding such policy and guidelines (and any modifications thereto) and regarding the investment performance of the trust fund, any investment funds and any appointed investment managers.

          3.3 Manner of Action of Trust Committee. The members of the trust committee may act at a meeting (including a meeting at different locations by telephone conference) or in writing without a meeting and any trust committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member with the consent of such other member. The action or decision of a majority of the members of the trust committee as to a matter shall be considered the action or decision of the trust committee. If there shall be an even division of the members of the trust committee on any question, a disinterested party selected by the trust committee shall decide the matter and such party's decision shall be controlling. The certificate of the chairman or secretary of the trust committee that it has taken or authorized any action shall be conclusive in favor of any person relying on such certification. Subject to applicable law, no member of the trust committee shall be liable for an act or omission of the other trust committee members in which the former had not concurred.

          3.4 Resignation or Removal of Trust Committee Member. Any trust committee member may resign at any time by giving 10 days' prior written notice to the company, and the company may remove any trust committee member by giving prior written notice to the trust committee member. The company shall notify the other trust committee members of any resignation or removal of a trust committee member and the appointment of a successor trust committee member.

                                    ARTICLE 4

              Investment Funds, Investment Managers and Custodians

          4.1 Investment Funds. From time to time the trust committee may cause the trustee to establish one or more investment funds (the "investment funds") for the purpose of reflecting the separate investment and reinvestment of the trust fund. The trust committee shall be responsible for allocating the assets of the trust fund among the investment funds. The trustee shall have responsibility for the investment of an investment fund unless an investment manager has been appointed with respect to that fund or unless the investment fund is invested in a deposit account, deposit administration fund or group annuity contract established with a legal reserve life insurance company. All income, losses, appreciation and depreciation attributable to the assets of an investment fund shall be credited to that fund. Investments of each investment fund shall be made in accordance with investment guidelines established by the trust committee for that investment fund. The trust committee shall provide the trustee and each investment manager appointed with respect to an investment fund with the investment guidelines for that fund and with any modifications in such investment guidelines made from time to time by the trust committee. Notwithstanding the fact that an investment manager may be appointed with responsibility for the management of an investment fund, unless directed otherwise by the investment manager the trustee shall have the responsibility for the investment of cash balances held by the trustee from time to time as a part of such investment fund in short term cash equivalents (such as short term commercial paper, treasury bills and similar securities, and for this purpose the trustee may invest in any appropriate common, commingled or collective short term investment fund). In addition, the trustee shall have the power, right and duty to sell any such short term investments as may be necessary to carry out the instructions of the investment manager with respect to the investment of the investment fund.

          4.2 Investment Managers. The trust committee may from time to time appoint one or more professional investment advisers other than the trustee as an "investment manager" of the entire trust fund or any investment fund maintained as a part of the trust fund. Any such appointment shall be made by written notice to the investment manager and the trustee and shall specify the portion of the trust fund to be managed by the investment manager and the powers, rights and duties of the trustee hereunder that are allocated to the investment manager with respect to such portion of the trust fund. Upon such notice to the trustee of the appointment of an investment manager, the investment manager shall be authorized to direct the trustee regarding the investment and reinvestment of the assets of the portion of the trust fund subject to management by the investment manager and the trustee shall receive, hold and transfer assets purchased or sold by the investment manager in accordance with its directions. The appointment of an investment manager shall continue in effect until the trustee receives written notice to the contrary from the trust committee or the investment manager. An investment manager may resign at any time upon 30 days' prior written notice to the trust committee and the trustee and the trust committee may remove an investment manager at any time upon prior written notice to the investment manager and the trustee. An investment manager shall have complete investment responsibility for the assets of the trust fund with respect to which it has been appointed as investment manager and, except as otherwise provided by law, the trustee shall have no obligation as to the investment of such assets during the period they are subject to management by an investment manager. Each investment manager appointed pursuant to this section shall be a registered investment adviser under the Investment Advisers Act of 1940, a bank (as defined in said Act), or a legal reserve life insurance company qualified to manage the assets of the plan under the laws of more than one state. In addition, each investment manager shall be required to acknowledge to the trust committee in writing that it accepts such appointment and that it is a fiduciary with respect to the plan and trust.

          4.3 Investment Manager Custodians. If a national banking association or a state bank is appointed by the trust committee as the investment manager of any investment fund, the trust committee may, with the trustee's consent, also designate such bank to be employed by the trustee as "custodian" of the assets from time to time forming part of that investment fund. In such event, the trustee shall enter into an appropriate custodial agreement with the bank appointed as investment manager naming the investment manager as custodian of the investment fund and delegating the trustee's powers with respect to the management of the investment fund to the custodian. Upon such an appointment the trustee shall transfer the assets of the investment fund to the custodian and the custodian shall have responsibility for the holding and administration of the assets of the investment fund, as agent of the trustee, until its employment as custodian is terminated, at which time the custodian shall return all assets of the investment fund to the trustee. Notwithstanding the foregoing, if the trust committee designates a legal reserve life insurance company as the investment manager of any investment fund, the trust committee may also designate the insurance company as custodian of the investment fund. In such event, the trustee shall execute an appropriate agreement reflecting the investment of the assets of that investment fund by the insurance company and the insurance company shall for purposes of this agreement be deemed to be the custodian of the assets of the investment fund for which the insurance company is designated as investment manager. In addition to its duties as investment manager, each custodian shall maintain the records and accounts and shall submit to the appropriate persons the periodic reports otherwise required of the trustee with respect to the portion of the trust fund held by the custodian.

                                    ARTICLE 5

                Participating Plans and Trusts, Trust Accounting


          5.1 Eligible Plans and Trusts. Any pension, profit sharing, savings or other retirement plan maintained or hereafter established, adopted or assumed by an employer which meets the requirements of a qualified plan under Section 401(a) of the Code shall be considered an "eligible plan" and any trust maintained or hereafter established, adopted or assumed by an employer which is exempt from taxation under Section 501(a) of the Code and which forms a part of a pension, profit sharing, savings or other retirement plan which meets the requirements of Section 401(a) of the Code shall be considered an "eligible trust"; provided that such plan or trust permits the deposit of part or all of its assets in this trust and allows the trust committee to have investment responsibility with respect to the assets of such plan or trust.

          5.2 Participating Plans and Trusts. At the direction of the trust committee the trustee shall accept a transfer of assets from an eligible plan or an eligible trust and, upon the acceptance of such assets, such eligible plan or eligible trust shall become a participating plan or participating trust, as the case may be, under this trust. Until all of its investments in this trust have been withdrawn and the proceeds distributed, a participating plan or participating trust shall continue as such. As provided in section 2.6, the trustee shall establish and maintain a separate plan account in the name of each participating plan and participating trust to reflect the investments in the trust fund or investment funds under this trust of such participating plan or participating trust. By virtue of its investment herein, each plan participating herein as a participating plan or through a participating trust shall be considered to have incorporated as a part of such plan the provisions of this trust, and such provisions shall govern all investments herein.

          5.3 Trust Valuations. A "valuation date" shall be the date of the initial deposit by a participating plan or participating trust hereunder, the last day of each calendar month ending after that date and any other date designated as such by the trust committee. The adjusted net worth of each separate investment fund (or, if none, of the entire trust fund) shall be determined as of each valuation date before giving effect to any withdrawals from that fund as of that date or any new or additional investments in that fund as of that date. For purposes hereof, a deposit by a participating plan or participating trust in an investment fund (whether a new deposit or a transfer from another investment fund) may be referred to as an "investment" in the investment fund.

          5.4 Unit or Other Accounting Basis. Unless the trust committee establishes another accounting method or modifies the method set forth below, investments of a participating plan or participating trust in an investment fund shall be reflected in the plan account for that plan on a "unit" basis. As of the date of the initial investment in an investment fund by any participating plan or participating trust, an initial unit value shall be determined for that investment fund such that the plan's investment in that fund shall be represented by a number of full units, each of which have a value between ten dollars and eleven dollars, carried to the sixth decimal. Such number of units shall be credited to the account of the participating plan or participating trust as of the initial valuation date for that investment fund. As of each subsequent valuation date:

               (a) The unit value of each investment fund shall be revalued by adjusting the value of all outstanding units upward or downward so that the total value of all such units equals the adjusted net worth of that investment fund.

               (b) Withdrawals to be made from that investment fund as of that date shall be made on the basis of the new unit value as of that date and the accounts of participating plans or participating trusts withdrawing part or all of their investments as of that date shall be charged accordingly.

               (c) The accounts of participating plans or participating trusts making new or additional investments in the investment fund as of that valuation date shall be credited with units based on the new unit value as of that valuation date.

From time to time the trust committee may direct the trustee to divide or combine units so that units shall have a greater or lesser value under an investment fund. With the consent of the trust committee, deposits in an investment fund may be made in property other than cash, valued at its fair market value, as determined by the trustee. All deposits to an investment fund may be made only at the direction of the trust committee and only as of a valuation date, and all withdrawals, transfers and distributions from an investment fund may be made only at the direction of the trust committee and only as of a valuation date. The trust committee shall direct such withdrawals at the request of an employer that maintains or adopts a participating plan or a participating trust. Notwithstanding the foregoing, if it is determined that a participating plan or participating trust has ceased to be a qualified employer plan or qualified employer trust for any reason, all investments of that participating plan or participating trust shall be withdrawn and distributed to the participating plan or participating trust as soon as practicable thereafter. If the date of such distribution is not otherwise a valuation date, such date shall be a special valuation date hereunder.

                                    ARTICLE 6

                               General Provisions


          6.1 Qualification of the Plans and Trust. The plans and the trust taken together are intended to qualify under Section 401 of the Code and the trust is intended to qualify for tax exemption under Section 501(a) of the Code (or under any comparable provisions of any future legislation which amend or supersede said provisions of the Code). Unless and until advised to the contrary the trustee, any investment managers and all other persons dealing with the trustee and any investment manager shall be entitled to assume that the plans and the trust are so qualified and tax exempt.

          6.2 Restrictions on Reversion. Except to the extent permitted by a plan, the employers shall have no right, title or interest in the assets of the trust fund, nor will any part of the assets of the trust fund revert or be repaid to any employer or be diverted to any purpose other than as permitted under the plan.

          6.3 Nonalienation of Plan Benefits. The rights or interests of any plan participant or any plan participant's beneficiaries to any benefits or future payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such plan participant or beneficiary, nor shall any such plan participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he or she may expect to receive (contingently or otherwise) under a plan or this trust, except as may be required by the tax withholding provisions of the Code or of a state's income tax act.

          6.4 Litigation. In any action or proceeding regarding this trust, the trust committee, any plan benefits or the administration of a plan, employees or former employees of the employers, their beneficiaries and any other persons having or claiming to have an interest in this trust or the plan shall not be necessary parties and shall not be entitled to any notice of process. Any final judgment which is not appealed or appealable and which may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this trust or the plans. To the extent permitted by law, if a legal action is begun against the plan administrator, the employers, the trust committee or the trustee by or on behalf of any person and such action results adversely to such person, or if a legal action arises because of conflicting claims to a plan participant's or other person's benefits, the costs to the employers, the plan administrator, the trust committee or the trustee of defending the action will be charged to the sums, if any, which were involved in the action or were payable to the plan participant or other person concerned. Acceptance of participation in a plan shall constitute a release of the employers, the plan administrator, the trust committee, the trustee and their agents from any and all liability and obligation not involving willful misconduct or gross neglect to the extent permitted by applicable law.

          6.5 Trustee's Action Conclusive. Except as otherwise provided by law, the trustee's exercise or non-exercise of its powers and discretions in good faith shall be conclusive on all persons. No one shall be obliged to see to the application of any money paid or property delivered to the trustee, except to the extent such person is acting as an investment manager as respects such money or property. The certificate of the trustee that the trustee is acting according to this agreement will fully protect all persons dealing with the trustee. If there is a disagreement between the trustee and anyone as to any act or transaction reported in any accounting, the trustee shall have the right to a settlement of its account by any proper court.

          6.6 Liabilities Mutually Exclusive. To the extent permitted by law, the trustee, the employers, the trust committee, the plan administrators of the plans and the investment managers shall be responsible only for their own respective acts or omissions.

          6.7 Indemnification. To the extent permitted by law, no person (including the trustee, any former trustee, the trust committee, any present or former trust committee member, any present or former plan administrator, and any present or former director, officer or employee of an employer) shall be personally liable for any act done or omitted to be done in good faith in the administration of the plans or this trust or the investment of the trust fund. To the extent permitted by law, each present or former director, officer or employee of an employer and each present or former custodian to whom the plan administrator, the trust committee or an employer has delegated any portion of its responsibilities under the plans, each present and former trust committee member, each present or former trustee and each present or former plan administrator shall be indemnified and saved harmless under any liability insurance or other indemnification arrangement with respect to the plans or this trust from and against any and all claims of liability to which they are subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the plans or this trust or the investment of the trust fund, including all expenses reasonably incurred in their defense if the employers fail to provide such defense; provided, however, that each present or former corporate trustee shall be indemnified and saved harmless only with respect to claims of liability to which such corporate trustee is subjected by reason of its compliance with any directions given in accordance with the provisions of the plans or this trust by an investment manager, the plan administrator, the trust committee or any person duly authorized by the plan administrator, the trust committee or the employers, or, if the trustee is not required by law to act without the receipt of such directions, by its failure to act in the absence of such directions.

          6.8 Compensation and Expenses. All reasonable compensation, costs, charges and expenses incurred in the administration of this trust, as agreed upon between the company and the trustee, between the trust committee and an investment manager, custodian, or insurance company, or between the company or the trust committee and any agent, expert, counsel or other person, will, to the extent not paid by the employers in such proportions as the company shall direct, be paid from the trust fund; provided that expenses incurred in connection with the sale, investment and reinvestment of the trust fund (such as brokerage, postage, express and insurance charges and transfer taxes) shall be paid from the trust fund and provided further that Harold C. Simmons shall receive no compensation for serving hereunder.

          6.9 Action by the Employers. Any action required or permitted of an employer under this trust shall be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

          6.10 Warranty. The employers warrant that all directions or authorizations by a plan administrator or the trust committee, whether for the payment of money or otherwise, will comply with the plans and this trust.

          6.11 Evidence. Evidence required of anyone under this agreement shall be signed, made or presented by the proper party or parties and may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable.

          6.12 Waiver of Notice. Any notice required under this agreement may be waived by the person entitled to such notice.

          6.13 Counterparts. This agreement may be executed in two or more counterparts, any one of which will be an original without reference to the others.

          6.14 Gender and Number. Words denoting the masculine gender shall include the feminine and neuter genders and the singular shall include the plural and the plural shall include the singular wherever required by the context.

          6.15 Successors. This trust will be binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, and on the plan administrators, the trust committee, the trustee and their successors.

          6.16 Severability. If any provision of this agreement is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of this agreement, and this agreement be construed and enforced as if such illegal or invalid provisions had never been inserted therein.

          6.17 Statutory References. Any references in this agreement to a Section of the Code or of ERISA shall include any comparable section or sections of any future legislation which amends, supplements or supersedes said Section.

          6.18 Applicable Law. The trust shall be construed in accordance with the provisions of ERISA and other applicable federal law and, to the extent not inconsistent with such laws, with the laws of the state of Texas.

          6.19 Provisions To Comply With Revenue Ruling 81-100. This trust is hereby adopted as a part of each plan. Each plan and each related trust which implements a plan shall be eligible to invest its assets through this trust, and each such plan shall by virtue of such investments be considered to have incorporated as a part thereof the provisions of this trust. Only those plans and trusts which remain qualified and tax exempt under Sections 401(a) and 501(a) of the Code may continue to invest their assets in this trust. No assets of a plan may be used for or diverted to any purpose other than for the exclusive benefit of participants and beneficiaries under such plan, and no assets of a plan held under this trust may be assigned or alienated by participants in such plan or by such plan. This trust has been created as a trust under the laws of the State of Texas and at all times shall be maintained as such.

                                    ARTICLE 7

                        Resignation or Removal of Trustee

          7.1 Resignation or Removal of Trustee. A trustee may resign at any time by giving 30 days' prior written notice to the company and the trust committee, and the company may remove a trustee by giving prior written notice to the trustee and the trust committee. The trust committee shall notify the investment managers, plan administrators and employers of any changes in trustee.

          7.2 Successor Trustee. In the event of the resignation or removal of a trustee, a successor trustee shall be appointed by the company as soon as practicable. Notice of any such appointment shall be given by the company to the retiring trustee, the successor trustee and the trust committee.

          7.3 Duties of Retiring and Successor Trustees. In the event of the resignation or removal of a trustee, the retiring trustee shall promptly furnish to the successor trustee and the trust committee a final account of its administration of the trust. A successor trustee shall succeed to the right and title of the predecessor trustee in the assets of the trust fund and the retiring trustee shall deliver the property comprising the trust fund to the successor trustee together with any instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. Each successor trustee shall have all the powers conferred by this agreement as if originally named trustee. To the extent permitted by law, no successor trustee shall be personally liable for any act or failure to act of a predecessor trustee.

                                    ARTICLE 8

                            Amendment and Termination


          8.1 Amendment. This trust may be amended from time to time by the company; provided that the duties and liabilities of the trustee, the trust committee or the plan administrator of a participating plan cannot be changed substantially without its consent: and provided further that, except as permitted in accordance with the provisions of section 6.2, under no condition shall an amendment result in the return or the repayment to the employers of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plans.

          8.2 Termination. If a plan is terminated, this trust and all the rights, titles, powers, duties, discretions and immunities imposed on or reserved to the trustee, the employers, any investment managers, the trust committee and the plan administrator shall continue in effect with respect to the plan until all assets of the plan have been distributed by the trustee either to the participating trust implementing the plan or, if no such participating trust implements the plan, as directed by the plan administrator under the plan.

          IN WITNESS WHEREOF, the company has caused this agreement to be signed and attested by its duly authorized officers, and the trustee has signed this agreement, as of the day and year first above written.

                                            VALHI, INC.

ATTEST:                                     By
                                               ---------------------------------
                                                    Michael A. Snetzer
                                                Its President
--------------------------
Its Assistant Secretary


                                            ------------------------------------
                                            Harold C. Simmons, As Trustee